UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2009

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
MICHIGAN	0-17988	38-2367843

620 Lesher Place Lansing, Michigan	48912
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 12, 2009, Neogen Corporation issued a press release announcing that it has received approval from the United States Food and Drug Administration and National Conference on Interstate Milk Shipments for its BetaStar®US test for dairy antibiotics in milk. A copy of the press release is attached as Exhibit 99.1 to this report. This Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not incorporated by reference into any filing of the Registrant, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated January 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)
Date: January 13, 2009
/s/ Richard R. Current
Richard R. Current
Vice President & CFO